UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
 ☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a−6(e)(2))
 ☐ Definitive Proxy Statement
 ☑ Definitive Additional Materials
 ☐ Soliciting Material under §240.14a−12

BRC Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑ No fee required.
 ☐ Fee paid previously with preliminary materials.
 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.